AXS Astoria Inflation Sensitive ETF

(Ticker Symbol: PPI)

A series of Investment Managers Series Trust II (the “Trust”)

Supplement dated April 25, 2022 to the

Prospectus dated December 23, 2021, as supplemented.

Effective immediately, the AXS Astoria Inflation Sensitive ETF (the “Fund”) will change the frequency of its income dividend payments from annually to quarterly. Accordingly, the paragraph under the heading entitled “Fund Distributions” beginning on page 23 of the Prospectus is deleted in its entirety and replaced with the following:

The Fund pays out dividends from its net investment income quarterly and distributes its net capital gains, if any, to investors at least annually.

Please file this Supplement with your records.